SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2001

                         Commission File Number: 0-19298

                               RIDDELL SPORTS INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                              22-2890400
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
      incorporation or organization)


               2525 Horizon Lake Drive, Suite 1, Memphis, TN 38133 (Address of principal executive offices) (Zip code)

                                 (901) 387-4300
              (Registrant's telephone number, including area code)


                  1450 Broadway, Suite 2001, New York, NY 10018
         (Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES [X] No[ ]

Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practicable date.

                   9,452,250 Common Shares as of June 22, 2001

Item 2. Acquisition or Disposition of Assets

         On June 22, 2001, the company completed the sale of its Riddell Group Division to an acquisition affiliate of Lincolnshire Management, Inc., ("Lincolnshire") a New York based, private-equity fund. The purchase price, which was determined by an arms-length negotiation, was for approximately $61 million in cash, plus an adjustment to cover seasonal funded indebtedness incurred by the Riddell Group Division during 2001. The current amount of the adjustment is estimated at $6.3 million.

The sale was made pursuant to a stock purchase agreement dated April 27, 2001 between Riddell Sports Inc. and Lincolnshire. The Riddell Group Division includes: (i) all of the Company's team sports business, excluding Umbro branded team soccer products, (ii) the Company's licensing segment, which allows third-parties to market certain products using the Riddell and MacGregor trademarks to third parties and (iii) the Company's retail segment, including the New York Executive Office, which managed the segment, which markets a line of sports collectibles and athletic equipment to retailers in the United States and to a limited extent internationally. The assets and liabilities involved in the transaction principally included cash, accounts receivable, inventories, prepaid expenses, other receivables, property and equipment, intangible assets, accounts payable, accrued liabilities and other liabilities.

Item 5. Other Events

         With the sale of the Riddell Group, the Company announced the resignation of David Mauer as President and Chief Executive Officer and as a director of Riddell Sports Inc., and the promotion of Jeffrey G. Webb, current Chief Operating Officer, to President and Chief Executive Officer. The Company also announced the promotion of John M. Nichols from Chief Financial Officer of Varsity Spirit Corporation to Chief Financial Officer of Riddell Sports Inc. David Groelinger, the previous Chief Financial Officer, will remain as an Executive Vice President of Riddell Sports Inc. during a transition period.

         The Company has also announced the move of its principal executive offices to the executive offices of Varsity Spirit Corporation, 2525 Horizon Lake Drive, Suite 1, Memphis, Tennessee 38133 from 1450 Broadway, Suite 2001, New York, New York 10018.

Item 7. Financial Statements and Exhibits

The following is filed as an Exhibit to this Current Report on Form 8-K:

         Stock Purchase Agreement dated as of April 27, 2001 between Riddell Acquisition Sub, Inc. and Riddell Sports Inc.

(b) Pro Forma Financial Information

         The following is a presentation of unaudited pro forma financial information of Riddell Sports Inc., including an unaudited pro forma consolidated balance sheet as of March 31, 2001 and pro forma consolidated statements of operations for the year ended December 31, 2000 and for the quarter ended March 31, 2001. The pro forma balance sheet has been computed assuming the disposition of the Riddell Group Division had been consummated on March 31, 2001, while the pro forma statements of operations have been computed assuming the disposition had been consummated as of January 1, 2000.

Such unaudited pro forma financial information should be read in conjunction with the financials statements reported in the company's Form 10-K for the year ended December 31, 2000 and Form 10-Q for the quarterly period ended March 31, 2001. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the disposition of the Riddell Group Division been consummated in accordance with the assumptions noted above, nor is it necessarily indicative of future operating results or financial position.

         In the second quarter of 2001, the company expects to record a loss on the Sale of the Riddell Group Division of $17.2 million. This loss is not reflected in the pro forma statements of operations.

RIDDELL SPORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2001
(IN THOUSANDS)

                                                     Riddell         Less:
                                                     Sports         Riddell
                                                      Inc.           Sports         Pro Forma
             Description                          (as reported)      Group         Adjustments           Pro Forma
---------------------------------------          -------------------------------------------------    ----------------
ASSETS
CURRENT ASSETS

   Cash                                                   $1,457         $(1,016)         $36,724(1)          $37,165
   Accounts Receivable                                    35,464         (26,747)               -               8,717
   Inventories                                            38,370         (21,379)               -              16,991
   Prepaid Expenses                                        7,019          (2,755)               -               4,264
   Other Receivables                                         444            (444)           1,000(2)            1,000
   Deferred Taxes                                          6,770                -               -               6,770

                                                 -------------------------------------------------    ----------------

                                                          89,524         (52,341)          37,724              74,907

PROPERTY AND EQUIPMENT                                     8,751          (4,146)               -               4,605
INTANGIBLE ASSETS                                        101,358         (29,134)               -              72,224
OTHER ASSETS                                               3,226          (2,587)               -                 639

                                                 -------------------------------------------------    ----------------

TOTAL ASSETS                                            $202,859        $(88,208)         $37,724            $152,375
                                                 =================================================    ================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES

   Accounts Payable                                      $10,994         $(3,280)          $6,155(3)          $13,869
   Accrued Liabilities                                     8,056          (3,578)               -               4,478
   Customer Deposits                                       3,492               -                -               3,492

                                                 -------------------------------------------------    ----------------

TOTAL CURRENT LIABILITIES                                 22,542          (6,858)           6,155              21,839

LONG-TERM DEBT                                           152,081               -          (29,581)(1)         122,500
DEFERRED TAXES                                             2,270               -                -               2,270
OTHER LIABILITIES                                          3,040          (3,040)               -                   -

COMMITMENTS AND CONTIGENCIES                                   -               -                -                   -

STOCKHOLDERS' EQUITY

   Preferred Stock                                             -               -                -                   -
   Common Stock                                               95               -                -                  95
   Capital in Excess of Par                               37,306               -                -              37,306
   Accumulated Deficit                                   (14,475)              -          (17,160)(4)         (31,635)

                                                 -------------------------------------------------    ----------------

TOTAL STOCKHOLDERS' EQUITY                                22,926               -          (17,160)              5,766

                                                 -------------------------------------------------    ----------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $202,859         $(9,898)        $(40,586)           $152,375
                                                 =================================================    ================


RIDDELL SPORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
(IN THOUSANDS)

                                                     Riddell         Less:
                                                     Sports         Riddell
                                                      Inc.           Sports         Pro Forma
             Description                          (as reported)      Group         Adjustments           Pro Forma
---------------------------------------          -------------------------------------------------    ----------------
NET REVENUES
   Net Sales, Products and Reconditioning               $176,659        $(88,121)               -             $88,538
   Camps and Events                                       56,856               -                -              56,856
   Royalty Income                                          1,206          (1,206)               -                   -

                                                 -------------------------------------------------    ----------------

NET REVENUES                                             234,721         (89,327)               -             145,394

COSTS OF REVENUES
   Products and Reconditioning                           102,652         (52,318)               -              50,334
   Camps and Events                                       38,138               -                -              38,138

                                                 -------------------------------------------------    ----------------

TOTAL COSTS OF REVENUES                                  140,790         (52,318)               -              88,472
                                                 -------------------------------------------------    ----------------

GROSS PROFIT                                              93,931         (37,009)               -              56,922

SELLING, GENERAL AND ADMINISTRATIVE                       77,072         (30,236)               -              46,836
OTHER CHARGES (CREDITS)                                     (154)            154                -                   -

                                                 -------------------------------------------------    ----------------

INCOME FROM OPERATIONS                                    17,013          (6,927)               -              10,086

INTEREST EXPENSE                                          16,352          (7,103)               -               9,249
                                                 -------------------------------------------------    ----------------

INCOME BEFORE TAXES                                          661             176                -                 837

INCOME TAXES                                                 100            (100)               -                   -
                                                 -------------------------------------------------    ----------------

NET INCOME(5)                                               $561            $276                -                $837
                                                 =================================================    ================



RIDDELL SPORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
QUARTER ENDED MARCH 31, 2001
(IN THOUSANDS)


                                                      Riddell           Less:
                                                       Sports          Riddell
                                                        Inc.           Sports        Pro Forma
                  Description                      (as reported)        Group       Adjustments          Pro Forma
------------------------------------------------ -------------------------------------------------    ----------------
NET REVENUES

   Net Sales, Products and Reconditioning                   $28,641       $(21,703)             -              $6,938
   Camps and Events                                          11,616                             -              11,616
   Royalty Income                                               326           (326)             -                   -

                                                 -------------------------------------------------    ----------------

NET REVENUES                                                 40,583        (22,029)             -              18,554

COSTS OF REVENUES

   Products and Reconditioning                               17,470        (12,441)             -               5,029
   Camps and Events                                           6,867              -              -               6,867

                                                 -------------------------------------------------    ----------------

TOTAL COSTS OF REVENUES                                      24,337        (12,441)             -              11,896
                                                 -------------------------------------------------    ----------------

GROSS PROFIT                                                 16,246         (9,588)             -               6,658

SELLING, GENERAL AND ADMINISTRATIVE                          20,075         (8,187)             -              11,888


                                                 -------------------------------------------------    ----------------

INCOME FROM OPERATIONS                                       (3,829)        (1,401)             -              (5,203)

INTEREST EXPENSE                                              3,617         (1,574)             -               2,043
                                                 -------------------------------------------------    ----------------

INCOME (LOSS) BEFORE TAXES                                   (7,446)           173              -              (7,273)

INCOME TAXES                                                 (4,500)             -              -              (4,500)
                                                 -------------------------------------------------    ----------------

NET INCOME (LOSS)(5)                                        $(2,946)          $173              -             $(2,773)
                                                 =================================================    ================


Notes to Unaudited Pro Forma Financial Statements

Balance Sheet:

    (1) This pro forma adjustment represents the $67.3 million in cash received from Lincolnshire, less $1 million deposited into a 30 day escrow account. The proceeds received were used to repay all indebtedness outstanding at closing under its $48 million credit facility with Bank of America. Outstanding borrowings on the credit facility were approximately $29.6 million as of March 31, 2001.

    (2) Represents $1 million of the sales proceeds deposited into a 30 day escrow account.

    (3) Reflects liabilities incurred as a result of the sale, including transaction fees, employee severance and other charges.

    (4) Represents the loss on the sale of the Riddell Sports Group applied to the company's accumulated deficit. This loss will be recognized in the second quarter of 2001.

Income Statement:

(5) Pro forma 2000 basic and diluted income per share, excluding the loss on the sale of the Riddell Sports Group, was $0.09 per share.

         First quarter loss per share, excluding the loss on the sale of the Riddell Sports Group, was $(0.29) on a pro forma basis.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RIDDELL SPORTS INC.
                                  (Registrant)

Date: July 9, 2001                By:      /s/ John M. Nichols
                                     -------------------------------------------
                                     Name: John M. Nichols
                                     Title: Chief Financial Officer and
                                            Senior Vice President